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                             IFS INTERNATIONAL, INC.

                                STOCK OPTION PLAN
1. Purpose.

   (a) The purpose of this Stock Option Plan (hereinafter called the "Plan") is to further the best interests of IFS INTERNATIONAL, INC., (hereinafter called the "Corporation") by encouraging Key Employees (as defined in Subparagraph 4(a) hereof) and directors of, and consultants to the Corporation and its subsidiary corporations to continue association with the Corporation or one of such subsidiaries and by providing additional incentive for exceptional performance and efficiency through offering an opportunity to acquire a proprietary stake in the Corporation and its future growth. It is the view of the Corporation that this goal may be best achieved by granting stock options to certain Key Employees and directors and consultants (hereinafter called "Optionees") from time to time.

   (b) The Corporation intends that the options granted under this Plan shall, at the discretion of the Board of Directors of the Corporation (the "Board"), be either "incentive stock options," (hereinafter referred to as "Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations, rulings and other pronouncements promulgated thereunder (collectively, the "Code"), or options that do not qualify as incentive stock options (hereinafter referred to as "Supplemental Stock Options"). All options granted pursuant to this Plan shall be separately designated as either Incentive Stock Options or Supplemental Stock Options at the time of such grant and a separate certificate or certificates shall be issued for shares purchased upon exercise of each type of option.

   (c) The Corporation further intends that this Plan shall be the successor to the Avant-Garde Computer Systems, Inc. 1988 Stock Option Plan, dated January__, 1988 (the " 1988 Stock Option Plan"). Pursuant to a certain Acquisition Agreement and Plan of Reorganization dated March 31, 1989 (the "Acquisition Agreement"), by and among IFS International, Inc. (formerly known as Avant-Garde Computer Systems, Inc.) (hereinafter referred to as the "Operating Company"), Charles J. Caserta, Frank Pascuito and Steven Puthuff with the Corporation (formerly known as Wellsway Ventures, Inc.), Arnold Wells, Edmond Nagel and certain shareholders of the Operating Company, the Corporation purchased all of the issued and outstanding capital stock of the Operating Company. Further, in accordance with the Acquisition Agreement, each of the outstanding options issued under the 1988 Stock Option Plan to purchase Operating Company stock was automatically and without further action by the Corporation converted into an option to purchase Common Stock (as hereinafter defined) in the Corporation, on the same terms and conditions as were set forth in the 1988 Stock Option Plan, but with the following modifications: (1) the number of shares of Common Stock in the Corporation which may be acquired by exercise of an option shall be equal to the number of shares of Operating Company stock previously subject to such option multiplied by 2.489, and (2) the exercise price of such option for acquisition of shares of Common Stock in the Corporation shall be equal to exercise price for the shares of stock in Operating Company previously subject to such option divided by 2.489. AJI outstanding options to purchase Common Stock shall, upon the effective date of this Plan, be governed by the terms and provisions of this Plan.



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2. Option Shares.

   Shares to the provisions of paragraph 11 hereof, relating to adjustments in share prices, the maximum number of shares of stock which may be made subject to the options granted pursuant to this Plan shall be 3,327,793 shares of the authorized but unissued $.001 par value common stock of the Corporation (hereinafter called the "Common Stock"). Any such shares of Common Stock which may remain unissued at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Corporation shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of this Plan. Any shares of Common Stock which are reserved for options that have lapsed may be re-reserved for options hereunder. Shares of Common Stock subject to this Plan may be either unissued shares or reacquired shares, bought on the market or otherwise.

3. Administration of the Plan.

   (a) The Plan shall be administered by the Board of Directors of the Corporation (the "Board") unless and until the Board delegates administration to a committee, as provided in Subparagraph 3(c) hereof. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of this Plan.

   (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of this Plan:

      (1) To determine from time to time which of the persons eligible under this Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Supplemental Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the terms of each option at which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each optionee.

      (2) To construe and interpret this Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

      (3) To amend this Plan as provided in Paragraph 13 hereof.

      (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.



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   (c) The Board may delegate administration of this Plan to a committee composed of not fewer than three (3) members (the "Committee"), all of the members of which Committee shall be disinterested persons, (as defined in Subparagraph 3(d) hereof). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, subject however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of this Plan. Additionally, prior to the date of the first registration of any equity security of the Company under Section
12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may delegate administration of this Plan to any person or persons and the term "committee" shall apply to any person or persons to whom such authority has been delegated.

   (d) The term "disinterested person," as used in this Plan, shall mean an administrator of this Plan, whether a member of the Board or of any Committee to which responsibility for administration of this Plan has been delegated pursuant to Subparagraph 3(c) hereof, who is not at the time he or she exercises discretion in administering this Plan eligible and has not at any time within one (1) year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights, may be granted pursuant to this Plan or any other Plan of the Corporation or any of its subsidiaries entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its subsidiaries, and to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act, is not so eligible for one (1) year after such exercise. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

   (e) Any requirement that an administrator of this Plan be a "disinterested person" shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

4. Eligibility.

   (a) Incentive Stock Option may be granted only to employees of the Corporation or any of its subsidiaries who hold executive or other responsible positions in the management of the affairs of the Corporation or its subsidiaries and thus can have a substantial impact on the Corporation's profits (such persons being hereinafter referred to as "Key Employees"). A director of the Corporation shall not be eligible to receive Incentive Stock Options under this Plan unless such director is also a Key Employee of the Corporation of any of its subsidiaries. Supplemental Stock Options may be granted on]y to Key Employees of, director of, or consultants to the Corporation shall not be eligible for a Supplemental Stock Option unless such director is also a Key Employee or consultant to the Corporation or any of its subsidiaries.


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   (b) A director shall, in no event, be eligible for the benefits of this Plan unless and until such director is expressly declared eligible to participate in this Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, a majority of the members of the Board and a majority of the member of the Committee are disinterested persons, as defined in Subparagraph 3(d) hereof. The Board shall otherwise comply with the requirement of Rule l6b-3 promulgated under the Exchange Act, as from time to time in effect. This Subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

5. Grant of Options.

   (a) The Corporation, by action of the Board or the Committee, may from time to time, grant options to purchase shares of Common Stock for such number or numbers of shares and upon such terms and conditions as shall be determined by the Board.

   (b) The aggregate number of shares of Common Stock for which any optionee shall be granted an option under this Plan in any calendar year shall be fixed by the Board, provided that the aggregate fair market value (as determined at the time the option is granted) of Common Stock for which Incentive Stock Options under this Plan and all other plans of the Corporation or any of its subsidiary corporations are exercisable for the first time by an optionee during any calendar year shall be limited to $100,000. Should it be determined that an option granted under this Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a Supplemental Stock Option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an Incentive Stock Option by reason of exceeding such maximum, such option or the applicable portion shall be considered a Supplemental Stock Option.

   (c) Each grant of an option pursuant to this Plan shall be made by a written option agreement in the form of Schedule "A" attached hereto (an "Option Agreement") with such further terms and conditions as may be determined by the Board at the time of grant and incorporated into the Option Agreement, subject however, to the terms, conditions and limitations set forth in this Plan. Such further terms and provisions need not be identical for each separate option granted hereunder.

   (d) Notwithstanding the provisions of Subparagraph 6(a) hereof, upon the date of adoption of this Plan in accordance with Paragraph 15 hereof, there shall automatically and without any further action of the Corporation be deemed as outstanding under this Plan options to purchase ___ shares of Common Stock, such options representing the options granted under the 1988 Stock Option Plan that were converted into options to acquire Corporation Common Stock pursuant to the Acquisition Agreement (referred to in Subparagraph l(c) hereof), Attached hereto as Schedule "B" is a table containing the names of the optionees to which such outstanding options were granted,

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the designation of such options as either Incentive Stock Options, or
Supplemental Stock Options, and the number of shares subject to each such option. Upon adoption of this Plan, the Corporation shall enter into Option Agreements for each of the options listed in Schedule "B" attached hereto, in substantially the form of Schedule "A" attached hereto with such additional terms and provisions as are allowed under this Plan and which may currently be in any existing option agreement or other certificate executed with respect to such options under the 1988 Stock Option Plan or which were otherwise adopted or agreed to by Operating Company and assumed by the Corporation. Such Option Agreement, together with this Plan, shall upon execution and delivery by the Corporation and the optionee thereunder and surrender by such optionee to the Corporation of any such existing option agreement or certificate, supersede such existing option agreement or certificate as well as all prior agreements, written or oral, between the Corporation and the optionee in any way relating to such Option.

   6. Option Price. The purchase price for each share of Common Stock acquired by exercise of an Incentive Stock Option granted under this Plan (hereinafter called the "option price") shall be not less than 100% of the fair market value of the Common Stock at the time of the grant of such option, or in the case of an optionee who owns more than 10% of the total combined voting power of the Common Stock and all other classes of stock in the Corporation, 110% of the fair market value of the Common Stock at the time of the grant of such option. The purchase price of each share of Common Stock acquired by exercise of a Supplemental Stock Option shall be not less than 85% of the fair market value of the Common Stock at the time such option is granted. For purposes of this Paragraph 6, the fair market value of the Common Stock shall be determined by methods consistent with provisions of the code as the directors shall, in their discretion, select and apply at the time of the grant of the option concerned.

7. Duration of Options.

   (a) The period for which the options granted hereunder shall be exercisable (hereinafter called the "option period") shall commence upon the date specified in the Option Agreement for such option and shall continue until such option shall be terminated as hereinafter provided. In no event shall such option period for any Incentive Stock Option exceed ten (10) years from the date of grant of such option, or in the case of an optionee who owns more than 10% total combined voting power of the Common Stock and all other classes of stock in the Corporation, in no event shall the option period for such Incentive Stock Option exceed five (5) years from the date of grant of such option.

   (b) Notwithstanding the provisions of Subparagraph (a) above, the option period of any Incentive Stock Option granted pursuant to this Plan shall terminate:

      (1) Not later than thirty (30) days after the termination of the optionee's employment with the Corporation or any of its subsidiaries, if such termination was for any reason other than permanent disability, within the meaning of Section 422(c)(7) of the Code; and


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      (2) Not later than one (1) year after the termination of the optionee's employment, if such termination was due to permanent disability; this Subparagraph 8(b) shall not be construed to extend the term of an Incentive Stock Option past the date it would otherwise terminate in accordance with the terms hereof and the Option Agreement nor shall it be construed to increase the number of shares as to which an Incentive Stock Option is exercisable from the number of shares as to which such option was otherwise exercisable in accordance with the terms hereof and the Option Agreement as of the date of termination of the optionee's employment with the Corporation.

      (c) Notwithstanding any provisions of this Paragraph 8 to the contrary, if the employment of any optionee is terminated because the optionee has committed willful or gross misconduct against the Corporation or any of its subsidiaries or its property or has disclosed trade secrets to a competitor of the Corporation or any of its subsidiaries, as determined by the Board, the optionee's option shall, at the election of the Board, lapse and may not be exercised.

      (d) For purposes of this Paragraph 8, an optionee shall not be deemed to have terminated employment if the optionee is absent upon a bona fide leave of absence (including absence for military service or by reason of temporary disability) or is transferred to and becomes an employee of a subsidiary of the Corporation. However, if a subsidiary of the Corporation ceases to be a subsidiary, all employees of such subsidiary not theretofore transferred to and becoming employees of the Corporation or of another subsidiary of the Corporation, shall be deemed to have ceased to be employees within the meeting of this Plan on the date such subsidiary ceases to be a subsidiary of the Corporation.

8. Nontransferrability. No option granted pursuant to this Plan may be transferred by the Optionee otherwise than by will or the laws of descent and distribution and, further during the lifetime of the optionee the option may be exercised only by the optionee.

9. Exercise of Options.

      (a) An optionee shall exercise options granted pursuant to this Plan by giving written notice to the Corporation. Such written notice shall be deemed sufficient for this purpose only if hand delivered or mailed by registered or certified mail to the Corporation at its principal office and only if such written notice states the number of shares with respect to which the Option is being exercised and further states the date, not less than ten (10) days nor more than thirty (30) days after the date of such notice, on which the shares of stock shall be taken up and payment therefore shall be made.

      (b) The payment for shares of Common Stock purchased pursuant to exercise of an option shall be made at the principal office of the Corporation or at any office of a transfer agent appointed for the sale of the stock of the Corporation. Upon exercise of an option, in compliance with the provisions of this Paragraph 9, and upon receipt by the Corporation or its transfer agent of


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the exercise price for the stock so purchased, the Corporation shall deliver or cause to be delivered to the optionee so exercising the option a certificate or certificates for the number of shares of Common Stock with respect to which the option is so exercised. Such shares shall be registered in the name of the person exercising the option.

      (c) In no event shall any shares of Common Stock be issued pursuant to an exercise of an option until the full purchase price therefore shall have been paid. Such purchase price shall be paid, to the extent permitted by applicable statutes and regulations, (i) in cash, certified check or bank check, at the time the option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the option, by delivery to the Corporation of other Common Stock, or (iii) any other form of legal consideration that may be acceptable to the Board or the Committee.

      (d) The exercising optionee shall not have any of the rights of a shareholder until such optionee has satisfied all requirements for exercise of the option pursuant to this Plan and the applicable Option Agreement and the shares purchased with such option have been issued. The shares issued upon exercise of an option shall be subject to the terms and conditions contained in the Option Agreement.

      (e) Notwithstanding anything in this Plan or in any Option Agreement to the contrary, any option granted hereunder to a director, officer or any other person who is subject to the provisions of Section 16(b) of the Securities Exchange Act shall not be exercisable for at least six (6) months from the date such option is awarded, except in the case of the death or permanent disability of such optionee.

10. Reguirements of Law. If any law, any regulation or ruling of the Securities Exchange Commission, or any regulation or ruling of any other commission or agency having appropriate jurisdiction shall require the Corporation or the exercising optionee to take any action with respect to the shares of Common Stock acquired by the exercise of an option, then the date upon which the Corporation shall deliver or cause to be delivered the certificate or certificates for the shares of Common Stock shall be postponed until full compliance has been made with the requirements of all such laws, regulations or rulings. Further, at or before the time of the delivery of the shares with respect to which an option has been exercised, the exercising optionee shall deliver to the Corporation his written statement that he intends to hold the shares to be acquired by exercise of such option for investment and not with a view to resale or other distribution thereof to the public. In addition, in the event that the Corporation shall determine that, in compliance with the Securities Act of 1933 or other applicable, statute or regulation, it is necessary to register any of the shares of stock with respect to which an option has been exercised, or to qualify any such shares for exemption from any of the requirements of the Securities Act of 1933 or other applicable statute or regulation, then the Corporation shall take such action at its own expense. No shares purchased by exercise of an option shall be delivered to the optionee until such actions have been taken.


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11. Adjustments. In the event of the declaration of any stock divided on the
Common Stock, or in the event of any reorganization, merger, consolidation, acquisitions, separation, recapitalization, split-up, combination or exchange of shares of Common Stock, or like adjustment, the number of shares of Common Stock subject to the options granted pursuant to this Plan, and the option prices, will be adjusted by appropriate changes in this Plan and in any options outstanding pursuant to this Plan. Any such adjustment to this Plan or to the options or option prices shall be made by action of the Board or the Committee, whose determination shall be conclusive.

12. Sale of Assets of Stock. In the event of (i) a dissolution or liquidation of the Corporation; (ii) a merger or consolidation in which the Corporation is not the surviving corporation; (iii) a reverse merger in which the Corporation is the surviving corporation, but the shares of the Corporation's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Corporation entitled to vote are exchanged, then, at the sole discretion of the Board to the extent permitted by applicable law (a) any surviving corporation shall assume any options outstanding under this Plan or shall substitute similar options for those outstanding under this Plan, or (b) the time during which such options may be exercised shall be accelerated and the option terminated if not exercised prior to such event, or
(c) such options shall continue in full force and effect.

13. Amendment of Plan.

      (a) This Plan may be amended from time to time by majority vote of the Board; provided, however, that (except as provided in Paragraph 11 hereof, relating to adjustment in the exercise price of options granted hereunder) where an amendment deals with any of the matters listed in items (i) through (iii) below, no such amendment shall be effective unless it has been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Stock entitled to vote, or by the unanimous written consent of the holders of all such outstanding shares within twelve (12) months before or after the adoption of such amendment. The matters which require such shareholder approval are the following:

        (i) An increase in the number of shares reserved for options under this Plan;

       (ii) A material modification in the requirements as to eligibility for participation in this Plan; or

      (iii) A material increase in the benefits accruing to participants under this Plan.

      (b) It is expressly contemplated that the Board may amend this Plan in any respect the

Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring this Plan and/or Incentive Stock Options granted hereunder into compliance therewith.


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      (c) Rights and obligations under any option granted before amendment of this Plan shall not be altered or impaired by any amendment of this Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

14. Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate this Plan at any time. Unless sooner terminated, this Plan shall terminate on January 12, 1998. No options may be granted under this Plan when this Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while this Plan is in effect, shall not be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the option was granted.

15. Effective Date of Plan. This Plan shall become effective immediately upon approval thereof by the Board, but no options granted under this Plan, including options which were granted under the 1988 Stock Option Plan and converted to options hereunder shall be exercised unless and until this Plan has been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote, or by the unanimous written consent of the holders of all such outstanding shares of the Corporation entitled to vote.

16. Miscellaneous.

      (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised or the time during which an option or any part thereof will vest, notwithstanding the provisions in the Option Agreement stating the time during which it may be exercised or the time during which it will vest.

      (b) Throughout the term of any option granted pursuant to this Plan, the Corporation shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Corporation's fiscal years during the option term, upon request, such financial and other information regarding the Corporation as comprises the annual report to the shareholders of the Corporation provided for in the by-laws of the Company.

      (c) Nothing in this Plan, any Option Agreement or other instrument executed pursuant hereto or thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Corporation or any of its subsidiaries (or to continue acting as a consultant or director) or shall affect the right of the Corporation or any of its subsidiaries to terminate the employment, consulting relationship or directorship of any optionee with or without cause.